Exhibit 10.91

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 22, 2014, is entered into by and among CNS Response, Inc., a Delaware corporation (the “Company”), RSJ Private Equity Uzavreny Investicni Fond A.S. (“RSJ”) and other holders of Registrable Securities on the date hereof who execute a joinder to this Agreement agreeing to be bound by the terms hereof. The Company, RSJ and the Holders are referred to herein as “parties” collectively and a “party” individually.

WITNESSETH

WHEREAS, the Company and the Holders are parties to a Note Purchase Agreement, dated as of September 22, 2014 (the “Purchase Agreement”), pursuant to which the Holders are purchasing Secured Convertible Promissory Notes of the Company (the “Notes”); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, and pursuant to the terms of the Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain registration rights to the Holders as set forth below.

NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises and covenants set forth herein and other good and valuable consideration, and subject to and on the terms and conditions set forth herein, the parties agree as follows:

1.         INTERPRETATION

     1.1          Definitions. The following terms shall have the meanings set forth or referenced below:

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person.

“Applicable Exchange” means The New York Stock Exchange, Inc. or the NASDAQ Stock Exchange, including the NASDAQ Global Market.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in New York.

“Commission” means the SEC or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $0.001 per share, of the Company and any other common equity securities issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation or other corporate reorganization).

“Control” (including the terms “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Registration” means a Registration by the Company relating solely to the sale of Securities to participants in any employee equity incentive plan adopted by the Company.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holders” means the holders of the Registrable Securities, together with any transferees and assigns of any such record holder.

“Law” means any federal, national, foreign, supranational, state, provincial or local statute, law, ordinance, regulation, rule, code, order, requirement or rule of law (including common law), official policy or interpretation of any federal, national, foreign, supranational, state, provincial, local, municipal or other political subdivision or other government, governmental, regulatory or administrative authority, agency, board, bureau, department, instrumentality or commission or any court, tribunal, judicial or arbitral body of competent jurisdiction or stock exchange with jurisdiction over the parties hereto, as the case may be.

“Person” means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Registration” means a registration effected by preparing and filing a Registration Statement and the declaration or ordering of the effectiveness of that Registration Statement, which shall be modified or supplemented, as applicable. The terms “Register” and “Registered” have meanings correlative to the foregoing.

“Registrable Securities” shall mean (a) any shares of Common Stock held by the Holders issued upon conversion, exercise or exchange of the Notes, and (b) any shares of Common Stock issued or issuable with respect to any shares described in subsection (a) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected). As to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction; or (v) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act with no volume or other restrictions or limitations.

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“Registration Statement” means a registration statement prepared on Form S-1 under the Securities Act (or a successor form or substantially similar form then in effect) or a Shelf Registration Statement.

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time (or any successor provision).

“SEC” means the United States Securities and Exchange Commission.

“Securities” means any equity interest of, or shares of any class in the share capital (common, preferred or otherwise) of, the Company and any convertible securities, options, warrants and any other type of equity or equity-linked securities convertible, exercisable or exchangeable for any such equity interest or shares of any class in the share capital of the Company.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Registration Statement” means a registration statement prepared on Form S-3 (or a successor form or substantially similar form then in effect) or another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any successor provision).

“U.S. Securities Laws” means the federal securities Laws of the United States, including the Exchange Act and the Securities Act, and any applicable securities Laws of any State of the United States.

1.2          Interpretation. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

 (a)         when a reference is made in this Agreement to a Section, such reference is to a Section of this Agreement;

 (b)         the headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

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 (c)         the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

 (d)         all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein;

 (e)         the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

 (f)         references to a Person are also to its successors and permitted assigns; and

 (g)         the use of the term “or” is not intended to be exclusive.

2.         DEMAND AND SHELF REGISTRATION.

     2.1          Demand Registration.

 (a)         One year following the date of this Agreement and subject to the terms herein, RSJ or holders of a majority of the Registrable Securities then outstanding (the “Majority Holders”) (the Majority Holders and RSJ may sometimes hereinafter be referred to as the “Requester”) may by written notice to the Company (a “Demand Notice”) request the Company to effect the Registration of all or part of the Registrable Securities owned by such Requester and their respective Affiliates. Upon receipt of such a request, (i) the Company shall promptly (but in no event later than twenty (20) days following receipt thereof) deliver notice of such request to all other holders of Registrable Securities who shall then have twenty (20) days from the date such notice is given to notify the Company in writing of their desire to be included in such registration, and (ii) the Company shall as soon as practicable, cause the Registrable Securities specified in such Demand Notice and the Registrable Securities held by the other holders of Registrable Securities who gave such notice to the Company, to be Registered and/or qualified for sale and distribution in such jurisdictions as the Requester may reasonably request. The Company shall use its reasonable best efforts to cause such Registration and/or qualification to be complete as soon as practicable, but in no event later than sixty (60) days, after receipt of the Demand Notice. The Company shall be obligated to effect no more than two (2) Registrations requested by RSJ and shall be obligated to effect no more than two (2) Registrations requested by the Majority Holders under this Section 2.1; provided that a Registration shall not be deemed to have been effected under this Section 2.1 unless (i) all Registrable Securities set forth in such Demand Notice are Registered in such Registration, (ii) the offering of Registrable Securities pursuant to such Registration is not subject to any stop order, injunction or other order or requirement of the Commission (other than any such stop order, injunction, or other requirement of the Commission prompted by act or omission of the Holders of a majority of the Registrable Securities requested to be included therein) and (iii) such Registration is closed, or withdrawn at the request of the Requester (other than as a result of a material adverse change to the Company). The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Holders of a majority of the Registrable Securities requested to be included therein. If the underwriters for such Demand Registration advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such Registration exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities requested to be included therein, the Company shall include the number of Registrable Securities which can be so sold in the following order of priority: (a) first, the Registrable Securities requested to be included by the Requester, which in the opinion of such underwriter can be sold in an orderly manner within the price range of such offering, pro rata among them on the basis of the number of Registrable Securities requested to be included therein by each such Holder, and (b) second, other securities requested to be included therein to the extent permitted hereunder.

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2.2          Limitation; Right of Deferral

 (a)         The Company shall not be obligated to Register or qualify Registrable Securities pursuant to Section 2.1, if the aggregate offering price an aggregate price to the public of the Registrable Securities to be Registered under the Demand Notice is less than US $[1,000,000].

 (b)         If, after receiving a Demand Notice, the Company furnishes to the Requester a certificate signed by a director of the Company stating that, in the good faith judgment of the board of directors of the Company, it would be materially interfere with a bona fide business, acquisition or divestiture or financing transaction of the Company or is reasonably likely to require premature disclosure of information, the premature disclosure of which would reasonably be expected to materially and adversely affect the Company, then the Company shall have the right to defer such filing for a period not to exceed sixty (60) days from the receipt of a Demand Notice (which may be extended by up to 30 days by written notice of the Company); provided, that the Company shall not utilize this right more than once in any 12-month period; and provided further that the Company shall not Register any other Securities during such sixty (60) day period (other than Exempt Registrations). In the event that the Company exercises such right, the Requester shall be entitled to withdraw the Demand Notice by written notice to the Company and such withdrawn Demand Notice shall not constitute a request by the Requester to effect a Registration under Section 2.1.

2.3          Shelf Registration. The Company shall take all action necessary to facilitate its eligibility under U.S. Securities Laws to use a Shelf Registration Statement. Upon the written request of any Holder, and provided that the Company is so eligible, the Company shall file a Shelf Registration Statement covering all of the Registrable Securities of such Holder as soon as practicable, but in no event later than thirty (30) days, after receipt of such request. Unless such Shelf Registration Statement shall become automatically effective, the Company shall use its reasonable best efforts to cause the Shelf Registration Statement to become or be declared effective by the Commission for all of the Registrable Securities of such Holder as promptly as practicable after the filing thereof. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement (or a successor Registration Statement filed with respect to the Registrable Securities) continuously effective (including by filing a new Shelf Registration Statement if the initial Shelf Registration Statement expires) in order to permit the prospectus or any prospectus supplement related thereto to be lawfully delivered and the Shelf Registration Statement useable for resale of such Registrable Securities until such Registration Securities may be sold without restriction or limitation under Rule 144. If the Underwriters for such Registration advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such shelf takedown exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities requested to be included therein, the Company shall include in such Registration the number of Registrable Securities which can be so sold in the following order of priority: (a) first, the Registrable Securities owned by the Holders requested to be included in the Registration, which in the opinion of such Underwriter can be sold in an orderly manner within the price range of such offering, pro rata among the respective Holders of such Registrable Securities on the basis of the number of Registrable Securities requested to be included therein by each such Holder, and (b) second, other securities requested to be included therein to the extent permitted hereunder.

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2.4          Underwriting Election. Any of the Requesters (in respect of a Registration under Section 2.1) or any Holder (in respect of a Registration under Section 2.3) may request to distribute its or its Affiliates’ Registrable Securities in an underwritten offering by notifying the Company in writing (the “Underwriting Election”). Upon receipt of an Underwriting Election, the Company shall use its reasonable best efforts to cause such Registration or “takedown” of such Shelf Registration Statement to be in the form of a firm commitment underwritten offering and the managing underwriters for such offering shall be internationally reputable investment banking firms selected by the Holder who has delivered the Underwriting Election and reasonably acceptable to the Company.

2.5          Rule 415. Notwithstanding anything to the contrary contained herein, if the SEC specifically prohibits the Registration Statement from including all Registrable Securities (“SEC Guidance”) (provided that the Company shall advocate with the SEC for the registration of all or the maximum number of the Registrable Securities permitted by SEC Guidance to be included in such Registration Statement, such maximum number, the “Rule 415 Amount”), then the Company will not be in breach of this Agreement by following such SEC Guidance, and the Company will file such additional Registration Statements at the earliest practicable date on which the Company is permitted by SEC Guidance to file such additional Registration Statements related to the Registrable Securities, each registering the Rule 415 Amount, seriatim, until all of the Registrable Securities have been registered. Notwithstanding anything to the contrary contained herein, the amount of Registrable Securities required to be included in the initial Registration Statement as described in this Section 2 shall equal the lesser of (a) the amount of Registrable Securities that Holders request to have so registered pursuant to this Section 2 and (b) the maximum amount of Registrable Securities which may be included in a Registration Statement without exceeding the Rule 415 Amount.

2.6          Extension of Filing Requirements. As a reporting company under the rules of the SEC, the Company is subject to specific filing requirements which provide for the filing of reports containing financial information. The 60 day deadline provided for in Section 2.1 above and the 30 day deadline provided for in Section 2.3 above may be extended automatically and unilaterally by the Company for up to 90 days if the Company would be required to complete the preparation of any financial statements on a basis that is more accelerated than that which is otherwise required by such filing requirements.

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3.         PIGGYBACK REGISTRATIONS.

     3.1          Registration of the Company’s Securities. Subject to Section 3.3 hereof, if the Company proposes to Register for its own account any of its Securities, or for the account of any holder of Securities any of such holder’s Securities, in connection with the public offering of such Securities (including in respect of a Registration under Section 2.1 or a “takedown” of a Shelf Registration Statement under Section 2.3), the Company shall promptly give each Holder written notice of such Registration and, upon the written request of any Holder given within fifteen (15) days after delivery of such notice, the Company shall use its reasonable best efforts to include in such Registration any Registrable Securities thereby requested by such Holder. If a Holder decides not to include all or any of its or its Affiliates’ Registrable Securities in such Registration by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its Securities upon the terms and conditions set forth herein.

3.2          Right to Terminate Registration. The Company shall have the right to terminate or withdraw any Registration that was initiated by it under Section 3.1 prior to the effectiveness of such Registration, whether or not any Holder has elected to participate therein. The expenses of such withdrawn Registration shall be borne by the Company in accordance with Section 4.3.

3.3          Underwriting Requirements.

 (a)         In connection with any offering involving an underwriting or placement by a placement agent of the Company’s Securities, the Company shall not be required to Register the Registrable Securities of a Holder under this Section 3 unless such Holder’s Registrable Securities are included in the underwriting and such Holder enters into an underwriting agreement and related agreements in customary form with the underwriters or placement agents and setting forth such terms for the offer and sale of securities. In the event the underwriters advise the Holders seeking Registration of Registrable Securities pursuant to this Section 3 in writing that market factors (including the aggregate number of Registrable Securities requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Securities to be underwritten or otherwise sold, the underwriters or placement agents may exclude some or all Registrable Securities from the Registration and underwriting or placement, and the number of Securities and Registrable Securities that may be included in the Registration and the underwriting or placement shall be allocated in the following order of priority: first, to the Company if such Registration has been initiated by the Company or to the Holder and its Affiliates who delivered the Underwriting Election if such underwriting is being undertaken pursuant to Section 2.4, and second, to RSJ if RSJ requests inclusion of its Registrable Securities in such Registration Statement, and third to each Holder requesting inclusion of its Registrable Securities in such Registration Statement on a pro rata basis based on the respective amounts of Securities which such Holders would otherwise be entitled to include in the Registration; provided that the right of the underwriters to exclude Securities and Registrable Securities from the Registration and underwriting or placement as described above shall be restricted so that all other Securities that are not Registrable Securities shall first be excluded from such Registration and underwriting or placement before any Registrable Securities of the Holders are so excluded; and provided further that in no event shall the number of Registrable Securities included in the offering be reduced below 25% of the total number of Securities included in such offering.

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 (b)         Notwithstanding anything to the contrary contained herein, the amount of Registrable Securities required to be included in any Registration Statement described in this Section 3 shall be equal to the lesser of (a) the amount of Registrable Securities that Holders request to have so registered pursuant to this Section 3 and (b) the maximum amount of Registrable Securities which may be included in a Registration Statement without exceeding the Rule 415 Amount.

 (c)         If any Holder disapproves of the terms of any underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least ten (10) days prior to the effective date of the Registration Statement. Any Registrable Securities excluded or withdrawn from the underwriting shall be withdrawn from the Registration.

3.4          Exempt Registration. The Company shall have no obligation to Register any Registrable Securities under this Section 3 in connection with an Exempt Registration.

3.5          Not a Demand Registration. Registration pursuant to this Section 3 shall not be deemed to be a Registration as described in Section 2.1 hereof. There shall be no limit on the number of times the Holders may participate in Registration of Registrable Securities under this Section 3.

4.         PROCEDURES.

     4.1          Registration Procedures and Obligations. Whenever required under this Agreement to effect the Registration of any Registrable Securities held by the Holders, the Company shall, as expeditiously as possible:

 (a)         prepare and file with the Commission a Registration Statement with respect to those Registrable Securities and use its reasonable best efforts to cause that Registration Statement to become effective, and, keep the Registration Statement effective and current for such period of time as is necessary to permit the sale of the Registrable Securities thereunder; provided, however, that before filing such Registration Statement or any amendments thereto, the Company will furnish to the counsel selected by the Holders copies of all such documents proposed to be filed;

 (b)         prepare and file with the Commission amendments and supplements to that Registration Statement and the prospectus or prospectus supplement used in connection with the Registration Statement as may be necessary to comply with the provisions of U.S. Securities Law with respect to the disposition of all securities covered by the Registration Statement;

 (c)         furnish to the Holders and underwriters the number of copies of a prospectus, including a preliminary prospectus, required by U.S. Securities Laws, and any other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Holders;

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 (d)         use its reasonable best efforts to Register and qualify the Securities covered by the Registration Statement under U.S. Securities Laws, such other securities or blue-sky laws of such jurisdictions as reasonably requested by the Holders or underwriters; provided that the Company shall not be required to qualify to do business or file a general consent to service of process in any such jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; and provided, further, that in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by the selling shareholders, those expenses shall be payable by such selling shareholders on a pro rata basis;

 (e)         in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in customary form (including indemnification provisions and procedures customary in underwritten offerings) and take all such other actions reasonably requested by the underwriters to expedite or facilitate the underwritten disposition of such Registrable Securities (including making its officers and management team available for investor road shows, sales events, marketing activities and other meetings) and in connection therewith in any underwritten offering, (i) make such representations and warranties to the underwriters and the Holders with respect to the business of the Company and its subsidiaries, and the Registration Statement, prospectus and documents incorporated or deemed to be incorporated by reference therein, in each case, in customary form and confirm the same if and when requested, (ii) furnish opinions of counsel to the Company, addressed to the underwriters covering the matters customarily covered in such opinions requested in underwritten offerings, (iii)  obtain “comfort” letters from the independent certified public accountants as may be reasonably requested including of the Company and any other independent certified public accountants of any business acquired by the Company for which financial statements or financial data are included in the Registration Statement who have certified the financial statements included in the Registration Statement, addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of the Registrable Securities being sold in connection therewith, their counsel and the underwriters to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

 (f)         promptly notify each Holder: (i) when the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus used in connection with the Registration Statement or any additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification of any Registrable Securities for sale in any jurisdiction or the initiation or overt threat of any proceeding for such purpose;

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 (g)         notify each Holder, at any time when a prospectus relating thereto is required to be delivered under U.S. Securities Laws, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus and file any other required document, and prepare and furnish to the Holders and underwriters a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary, so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

 (h)         use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest practicable time;

 (i)         if any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, and if such Holder is advised by counsel that it is or may be deemed to be a control person in relation to, or an Affiliate of, the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not, based on the advice of counsel to the Company, such Holder and if applicable, the underwriters, required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder;

 (j)         if requested by the Requester, the underwriters or the placement agent, include in a prospectus supplement or amendment to the Registration Statement such information as may be reasonably requested or required in order to market the securities being sold and permit the intended method of distribution of the Registrable Securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company’s receipt of such request;

 (k)         provide a transfer agent and registrar for all Registrable Securities Registered pursuant to the Registration Statement and, where applicable, a number assigned by the Committee on Uniform Securities Identification Procedures for all those Registrable Securities, in each case not later than the effective date of the Registration;

 (l)         make available for inspection by the Holders, any underwriters participating in any disposition pursuant to a Registration Statement and any attorneys or accountants or other agents retained by any such underwriters or selected by the Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such Holder, underwriters, attorneys, accountants, or agents, in each case, as necessary or advisable to verify the accuracy of the information in such Registration Statement and to conduct appropriate due diligence in connection therewith;

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 (m)         use its reasonable best efforts to cause the transfer agent to remove restrictive legends on certificates representing the securities covered by such Registration Statement, as appropriate and settle any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or underwriters;

 (n)         cooperate with the Holders and the underwriters to facilitate the timely delivery of Registrable Securities to be sold and to enable such Registrable Securities to be issued in such denominations and registered in such names as such Holders may reasonably request at least two (2) Business Days prior to the closing of any sale of Registrable Securities;

 (o)         cause the Registrable Securities to be listed on the Applicable Exchange; and

 (p)         ensure that, at all times after any Registration Statement covering a public offering of Securities of the Company under the Securities Act shall become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

4.2          Expenses of Registration. All expenses incurred in connection with Registrations, filings or qualifications pursuant to a Registration, including (i) all registration and filing fees (including fees and expenses with respect to (A) all Commission, stock exchange or trading system and FINRA registration, listing, filing and qualification and any other fees associated with such filings, including with respect to counsel for the underwriters and any qualified independent underwriter in connection with FINRA qualifications, (B) rating agencies and (C) compliance with securities or “blue sky” Laws, including any fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities), (ii) fees and expenses of the financial printer, (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent certified public accountants, including the expenses of any special audits and/or “comfort letters” required by or incident to such performance and compliance) and (vi) all reasonable fees and expenses of one counsel retained by the Holders of Registrable Securities included in such Registration shall be borne by the Company, not to exceed $50,000 in the aggregate, whether or not any Registration Statement is filed or becomes effective, provided that any underwriters’ discounts and selling commissions, in each case related to Registrable Securities Registered in accordance with this Agreement, shall be borne by the Holders of Registrable Securities included in such Registration on a pro rata basis based on such Holders’ relative percentage of Registrable Securities included in such Registration. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Applicable Exchange or any other securities exchange as required hereunder.

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5.         INDEMNIFICATION.

     5.1          Company Indemnity.

 (a)         To the extent permitted by applicable Law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, from and against all losses, claims, costs, damages or liabilities (whether joint or several) to which they may become subject under applicable Laws or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”): (i) any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission (or alleged omission) to state in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of U.S. Securities Laws, or any rule or regulation promulgated under U.S. Securities Laws. The Company will reimburse any Person intended to be indemnified pursuant to this Section 5.1 for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

 (b)         The indemnity agreement contained in this Section 5.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such Registration by any such Holder, underwriter or controlling Person.

 (c)         The foregoing indemnity of the Company is subject to the condition that, insofar as they relate to any defect in a preliminary prospectus but such defect has been eliminated or remedied in the amended prospectus on file with the Commission at the time the applicable Registration becomes effective (the “Final Prospectus”), such indemnity shall not inure to the benefit of any Person if a copy of the Final Prospectus was timely furnished to the Holder or underwriter and was not furnished to the Person asserting the loss, liability, claims or damages at or prior to the time such action is required by the Securities Act.

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5.2          Holder Indemnity.

 (a)         To the extent permitted by applicable Law, each Holder that has included Registrable Securities in a Registration will, severally and not jointly, indemnify and hold harmless the Company, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and each their respective officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees from and against all losses, claims, costs, damages or liabilities (whether joint or several) to which any of the foregoing Persons may become subject, under U.S. Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any Person intended to be indemnified pursuant to this Section 5.2 for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Company and signed by such Holder and intended to be specifically for use therein.

 (b)         The indemnity contained in this Section 5.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld), and in no event shall the aggregate indemnity under this Section 5.2 (including any reimbursement of any expenses) exceed the net proceeds (less underwriting discounts and selling commissions) from the offering received by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any Registration providing for any indemnification or contribution on the part of such Holder greater than the Holder’s obligations under this Section 5.2.

5.3          Notice of Indemnification Claim. Promptly after receipt by an indemnified party under Section 5.1 or Section 5.2 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under Section 5.1 or Section 5.2, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to the indemnifying party. An indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonably incurred fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.

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5.4          Contribution. If any indemnification provided for in Section 5.1 or Section 5.2 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5.4, an indemnifying party that is a Holder shall not be required to contribute any amount in excess of the amount that such indemnifying party has otherwise been, or would otherwise be, required to pay pursuant to Section 5.2 by reason of such untrue or alleged untrue statement or omission or alleged omission.

6.         ADDITIONAL UNDERTAKINGS.

     6.1          Reports under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 or pursuant to a Registration on a Shelf Registration Statement, the Company agrees to:

 (a)         file with the Commission in a timely manner all reports and other documents required of the Company under all U.S. Securities Laws;

 (b)         promptly furnish to any Holder, upon any Holder’s request (i) a written statement by the Company that it has complied with the reporting requirements of all U.S. Securities Laws at any time after it has become subject to such reporting requirements or, at any time after so qualified, that it qualifies as a registrant whose securities may be resold pursuant to a Shelf Registration Statement, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents as may be filed by the Company with the Commission, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission, that permits the selling of any such securities without Registration or pursuant to a Shelf Registration Statement; and

 (c)         take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions.

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6.2          Business Combinations. The Company agrees that in connection with any restructuring, business combination, reorganization, merger or other similar transaction in which the Common Stock are replaced by other equity securities, the Company shall ensure that this agreement shall be assumed by the issuer of such replacement security.

7.         MISCELLANEOUS.

      7.1          Termination.

 (a)         This Agreement may be terminated by written agreement among the parties.

 (b)         The right of any Holder to request Registration or inclusion of Registrable Securities in any Registration under this Agreement shall terminate when all Registrable Securities of such Holder may be sold without restriction or limitation under Rule 144; and

 (c)         In the event of the termination of this Agreement in accordance with this Section 7.1, this Agreement shall thereafter terminate and cease to have effect, and no party hereto shall have any liability to the other parties hereto or their respective Affiliates, directors, officers or employees, except for the obligations in this Section 7 and provided that termination of this Agreement shall be without prejudice to the accrued rights and liabilities of the parties prior to such termination, unless otherwise agreed in writing by the parties.

7.2          Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and received) and shall be given,

if to [                ], to:

[_____]

[_____]

[_____]

Attention: [_____]

Fax: [_____]

with a copy to:

[                  ]

[                  ]

[                  ]

[                  ]

Attention: [                  ]

Fax: [                  ]

if to the Company:

CNS Response, Inc.

85 Enterprise, Suite 410

Aliso Viejo, CA 92656

Attention: Paul Buck

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Fax: (866) 294-2611

with a copy to:

Dentons US LLP

1221 Avenue of the Americas

New York, New York 10020

Attention: Jeffrey A. Baumel

Fax: (973) 912-7199

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.

7.3          Assignment. The rights and obligations of a Holder under this Agreement may be assigned by any Holder to any transferee or assignee of such Holder’s Registrable Securities; provided that: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

7.4          Submission to Jurisdiction.

(a)          The Company irrevocably submits to the non-exclusive jurisdiction of any California or United States Federal court sitting in Orange County, California over any suit, action or proceeding arising out of or relating to this Agreement. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding.

(b)         The Company hereby appoints [Paul Buck, Chief Financial Officer of the Company], as its agent for service of process in any suit, action or proceeding described the preceding paragraph and agrees that service of process in any such suit, action or proceeding may be made upon it at the office of such agent. The Company waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that such agent has agreed to act as its agent for service of process. To the extent that the Company determines to appoint a new agent for service of process, the Company agrees to promptly notify the Representatives of the name and address of such new agent for service of process.

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(c)         If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the parties could purchase U.S. dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of the Company with respect to any sum due from it to any person under this Agreement shall, notwithstanding any judgment in a currency other than U.S. dollars, not be discharged until the first business day following receipt by such person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase U.S. dollars with such other currency. If the U.S. dollars so purchased are less than the sum originally due to such person hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify such person against such loss. If the U.S. dollars so purchased are greater than the sum originally due to such person hereunder, such person agrees to pay to the Company, as applicable, an amount equal to the excess of the U.S. dollars so purchased over the sum originally due to such person hereunder.

7.5          Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. The said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

7.6          Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

7.7          Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

7.8          Entire Agreement. This Agreement, together with the Purchase Agreement, the Notes and that certain Security Agreement, dated on or about the date hereof, by and among the parties, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof as of the date hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof.

7.9          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of laws rules stated therein.

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7.10        Specific Performance. The parties hereto acknowledge and agree that the parties hereto would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached and that any non-performance or breach of this Agreement by any party hereto could not be adequately compensated by monetary damages alone and that the parties hereto would not have any adequate remedy at law. Accordingly, in addition to any other right or remedy to which any party hereto may be entitled, at law or in equity (including monetary damages), such party shall be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement without posting any bond or other undertaking.

7.11        Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

7.12        Expenses. Except to the extent provided otherwise herein, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

7.13        Amendments and Waivers. The provisions of this Agreement may only be amended, modified, supplemented or waived with the prior written consent of the Company and the Majority Holders (as defined in the Purchase Agreement). No waiver by any party or parties shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.14        No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of, and be enforceable by, only the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person (other than an indemnified party solely with respect to Section 5) any right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

7.15        Construction. Each party hereto acknowledges and agrees it has had the opportunity to draft, review and edit the language of this Agreement and that no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any controversy, claim or dispute relating to, in connection with or involving this Agreement. Accordingly, the parties hereto hereby waive the benefit of any rule of Law or any legal decision that would require, in cases of uncertainty, that the language of a contract should be interpreted most strongly against the party who drafted such language.

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7.16        Counterparts. This Agreement may be executed and delivered (including by facsimile or other means of electronic transmission, such as by electronic mail in “pdf” form) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

CNS RESPONSE, INC.

By:
Name:
Title:

By:
Name:
Title:

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